Positive 6 Month Clinical Efficacy Results GEN-003 Immunotherapy Candidate for Genital Herpes Phase 2b Study 5 January 2017 Exhibit 99.2

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Successful Phase 2b Clinical Results – Advancing Potential Blockbuster to Phase 3 • Statistically significant improvements in clinical disease versus placebo across multiple endpoints 6 months post-dosing • Compelling profile cemented across three clinical studies – Durable impact on clinical disease – Significant reduction in viral shedding – At most once-yearly maintenance dosing – Safety profile appropriate for therapeutic setting • Important critical path milestones imminent – End-of-phase 2 meeting with the FDA: Q1 – Phase 3 start: Q4 • If approved, would be the first new treatment for genital herpes infections in more than 20 years • Large unmet patient need in a disease of epidemic proportions – Potential ~$2 billion global revenue opportunity* 3 *Source: Genocea market research

Millions Infected with Genital Herpes Need a New Treatment Option

Treatment Distribution*



Diagnosed, untreated
4.4
Episodic (Use antivirals upon recurrences)
5.2
Suppressive (Daily antiviral use)
2.6

* Millions of US patients

Benefits from Antivirals Today

- **No benefits**

- **Little benefit**
  - No impact on recurrence frequency
  - Small reduction in duration

- **Most patients do not persist**
  - Loathe "daily reminder"
  - Incomplete efficacy

GEN-003 Target Profile

- **Reduce clinical disease:**
  - **Total lesion days**
  - **Recurrence number**
  - **Recurrence duration**
- **Reduce viral shedding**
- **Minimize treatment burden**

- **No pill burden**
- **Similar disease control**
- **Potential additive effect as combo**

Source: Genocea market research

genocea BIOSCIENCES 4

6 Month Clinical Readout GEN-003 Phase 2b Trial 5

• Overall goal – Evaluate Phase 3-ready formulation of GEN-003 and define dose for Phase 3 trials • Primary objective (completed successfully in September 2016(1)) – Compare efficacy of two dose levels of GEN-003 and placebo by impact on viral shedding • Secondary objectives – Evaluate impact on clinical disease vs. placebo at 6 and 12 months – Evaluate impact on viral shedding vs. placebo at 6 and 12 months – Immunogenicity – Safety and tolerability 6 Goals & Objectives Note (1) Press release - http://ir.genocea.com/releasedetail.cfm?ReleaseID=991389

• Randomized, double-blind, placebo-controlled • 131 subjects with a history of recurrent genital herpes • 3 dose groups – Placebo (n=44) – 60 µg per antigen / 50 µg of Matrix-M adjuvant (n=43) – 60 µg per antigen / 75 µg of Matrix-M adjuvant (n=44) • Most other design elements consistent with prior GEN-003 trials – Inclusion / exclusion criteria, demographics, sites, dose regimen, viral shedding swabbing compliance 7 Study Design

• Phase 2b – more comprehensive – Lesion data collected daily throughout trial – Data recorded via smartphone- based app with reminders • Previous GEN-003 studies – Lesion data only during 28-day observation periods • Pre-treatment • Immediately post-treatment • 6 & 12 months post-treatment – Data recorded via paper diary based on recall 8 Improved Lesion Data Collection Strengthens GEN-003 Clinical Endpoints Assessment • Capture data on additional clinical endpoints: – Number of recurrences – Duration of recurrences • Enables Phase 3-like analysis across doses after treatment, rather than versus baseline Analytical Enhancements

GEN-003 Significantly Reduces Genital Lesion Rate vs. Placebo


Mean Genital Lesion Rates[1] Post Treatment
Over 6 Months After Last Dose
Post-treatment Gential Lesion Rate %
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
7.9
4.5*
4.6*

	Placebo	60/50 µg	60/75 µg
Total days with lesions[2]	605	354	374
% reduction vs. placebo		**41%***	**38%***

Wilcoxon Rank Sum test vs. placebo * $p<0.05$

- **Significant efficacy vs. placebo**
- Endpoint captures durable impact on clinical disease

Notes (1) Days with lesions divided by total days
(2) For dose group as a whole during 6 month period

9

10 GEN-003 Significantly Reduces both the Number and Duration of Recurrences Versus Placebo Mean Number of Recurrences Over 6 Months Following Last Dose Mean Duration of Recurrences Over 6 Months Following Last Dose • Reducing the frequency and duration of recurrences is important to both patients and their caregivers Wilcoxon Rank Sum test vs. placebo * p<0.05 * *

11 GEN-003 Drives Significant Improvement in Number of Subjects Recurrence Free at 6 Months Kaplan-Meier Estimate of % Subjects Recurrence Free at 6 Months • GEN-003 patients 2-3 times more likely to be completely recurrence- free than placebo at 6 months • GEN-003 efficacy consistent with Phase 2 clinical trial Log rank test vs. placebo * p<0.05 * * *

• Statistically significant improvements in clinical disease versus placebo across multiple endpoints 6 months post-dosing • Significant reductions in viral shedding • Prioritizing 60 µg per antigen / 50 µg adjuvant based on clinical & virologic efficacy and tolerability • Finalizing Phase 3 program preparations with FDA in Q1 12 Positive GEN-003 Phase 2b Results Provide Strong Foundation for Phase 3

13 Phase 2b Clinical Efficacy Data Maintains Momentum to Phase 3 Start 2017 12 month FDA EoP2 Phase 2b Phase 3 Program Regulatory Phase 2b maintenance dosing Phase 2 extension 24 month Antiviral combination • Could GEN-003 be dosed every 2 years? • Introduced improved process material • Demonstrated clinical, virologic efficacy • Safety and efficacy of maintenance dosing • Pending Ph 2 extension • Safety and benefits of GEN-003 with daily antivirals 6 month

GEN-003: Phase 3-Ready Program with Blockbuster Potential

- Large unmet patient need in a disease of epidemic proportions
  - Potential ~$2 billion global revenue opportunity*
- 3 successful clinical trials to date
  - Clinical efficacy demonstrated against multiple endpoints reflecting patient unmet need
  - Durable for at least 1 year; annual maintenance dose possible
  - Comprehensive dose exploration; consistent efficacy at selected dose
  - Safety profile appropriate for therapeutic setting
- Multiple planned upcoming milestones
  - Q1: End of Phase 2 meeting
  - H2: 24-month Phase 2 data & 12-month Phase 2b data & combination study
  - Q4: Start Phase 3 trials
- Exploring global development and commercialization partner(s)

genocea BIOSCIENCES

*Source: Genocea market research

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Q&A 15

Jonathan Poole Chief Financial Officer Phone: +1 617-876-8191 jonathan.poole@genocea.com Liz Bryan Spectrum Science Communications Phone: +1 202-587-2526 lbryan@spectrumscience.com Investor inquiries: Media inquiries: